                                                                       EXHIBIT I


[LETTERHEAD FOSTER WHEELER]

NYSE:FWC


                       FOSTER WHEELER ANNOUNCES EARNINGS
                        Another Record Backlog of Orders

CLINTON, N.J., October 31, 1995 -- Foster Wheeler Corporation today reported net earnings for the third quarter ended September 29, 1995 of $17,209,492, or $.48 per share, on revenues of $787,613,333. Earnings for the third quarter of 1994 were $14,683,982, or $.41 per share, on revenues of $542,584,169.

Net earnings for the nine months ended September 29, 1995 were $53,979,511, or $1.51 per share, on revenues of $2,117,488,218. Earnings for the first nine months of 1994 were $46,745,581, or $1.31 per share, on revenues of $1,600,183,860.

The backlog of orders for the Corporation as of September 29, 1995 totalled $5,849,649,059, the highest in Foster Wheeler's history. Backlog at the end of September 1994 was $4,471,469,310.

These financial results and backlog information do not include the impact of Foster Wheeler's acquisition of Ahlstrom Pyropower announced October 2, 1995.

In addition, the Company expects that its $500 million shelf registration statement filed with the Securities and Exchange Commission on August 14, 1995 will become effective today or shortly thereafter and that it will utilize a portion thereof to offer common stock and debt securities. Any offering will be made only by means of a prospectus.

Foster Wheeler Corporation is a global company offering a broad range of design, engineering, construction, project development and management, research, plant operations and environmental services. The Corporation's headquarters are at Clinton, N.J.

                                               CONSOLIDATED STATEMENT FOLLOWS...


CONTACT:  RICHARD G. STRIPPEL (908) 713-3072 - RICHARD C. KROLL (908) 713-3070
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                                      -2-


                  FOSTER WHEELER CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF EARNINGS -- SUMMARY



                                         Three Months Ended                 Nine Months Ended
                                   -------------------------------   -------------------------------
                                   September 1995   September 1994   September 1995   September 1994
                                   --------------   --------------   --------------   --------------

Unfilled orders                    $5,849,649,059   $4,471,469,310   $5,849,649,059   $4,471,469,310
                                   ==============   ==============   ==============   ==============

Revenues:
  Operating revenues               $  779,937,745   $  533,598,555   $2,094,663,688   $1,574,490,701
  Other income                          7,675,588        8,985,614       22,824,530       25,693,159
                                   --------------   --------------   --------------   --------------
  Total revenues                   $  787,613,333   $  542,584,169   $2,117,488,218   $1,600,183,860
                                   ==============   ==============   ==============   ==============
Earnings before income taxes       $   30,827,823   $   24,246,949   $   86,884,740   $   75,676,388
Provision for income taxes             13,618,331        9,562,967       32,905,229       28,930,807
                                   --------------   --------------   --------------   --------------
Net earnings                       $   17,209,492   $   14,683,982   $   53,979,511   $   46,745,581
                                   ==============   ==============   ==============   ==============
Earnings per share:                          $.48             $.41            $1.51            $1.31
                                   ==============   ==============   ==============   ==============
Common shares(a)                       35,865,814       35,807,325       35,843,712       35,779,377
                                   ==============   ==============   ==============   ==============


(a) Weighted average number of common shares outstanding.



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                                                                            -3-

                  Foster Wheeler Corporation and Subsidiaries
                             MAJOR BUSINESS GROUPS
                            (IN MILLIONS OF DOLLARS)



FOR THE NINE MONTHS
                                              Engineering                                     Corporate
Ended                                             and           Energy          Power       and Financial
SEPTEMBER 29, 1995                Total       Construction     Equipment       Systems         Services
------------------                -----       ------------     ---------       -------      -------------

Unfilled orders                  $5,849.6       $4,361.7        $1,212.0        $244.9         $ 31.0

New orders booked                 2,963.1        2,145.0           709.4         105.3            3.4

Revenues                          2,117.5        1,564.0           436.4         115.6            1.5

Interest expense                     34.2            1.0             5.7          18.4            9.1


Earnings before income taxes     $   86.9       $   62.0        $   36.9        $ 19.4         $(31.4)




                                              Engineering                                     Corporate
Ended                                             and           Energy          Power       and Financial
SEPTEMBER 30, 1994                Total       Construction     Equipment       Systems         Services
------------------                -----       ------------     ---------       -------      -------------

Unfilled orders                  $4,471.5       $3,169.6        $1,008.4        $241.2         $ 52.3

New orders booked                 2,313.9        1,603.8           567.8         138.3            4.0

Revenues                          1,600.2        1,108.1           375.5         111.6            5.0

Interest expense                     25.4            0.5             2.2          17.7            5.0


Earnings before income taxes     $   75.7       $   52.8        $   39.7        $ 12.0         $(28.8)


                  Foster Wheeler Corporation and Subsidiaries
                             MAJOR BUSINESS GROUPS
                            (IN MILLIONS OF DOLLARS)

FOR THE THREE MONTHS

                                              Engineering                                 Corporate
Ended                                             and           Energy       Power      and Financial
SEPTEMBER 29, 1995                  Total     Construction     Equipment    Systems        Services
                                    -----     ------------     ---------    -------     -------------
Unfilled orders                   $5,849.6      $4,361.7        $1,212.0     $244.9        $ 31.0
New orders booked                  1,113.8         882.4           197.6       32.8           1.0
Revenues                             787.6         579.5           167.7       38.3           2.1
Interest expense                      11.8           0.3             2.5        6.1           2.9

Earnings before income taxes      $   30.8      $   22.4        $   12.2     $  7.4        $(11.2)


                                              Engineering                                 Corporate
Ended                                             and           Energy       Power      and Financial
SEPTEMBER 30, 1994                  Total     Construction     Equipment    Systems        Services
                                    -----     ------------     ---------    -------     -------------
Unfilled orders                   $4,471.5      $3,169.6        $1,008.4     $241.2        $ 52.3
New orders booked                    771.5         597.2           106.9       65.9           1.5
Revenues                             542.6         376.1           124.4       36.1           6.0
Interest expense                       8.7           0.2             0.8        6.1           1.6

Earnings before income taxes      $   24.3      $   17.2        $   12.3     $  4.3        $ (9.5)
